EXHIBIT 99.1

                           SIGNATURES OF REPORTING PERSONS

     This Statement on Form 3 is filed by the Reporting Persons listed below.

January 2, 2019

                                        WP XII INVESTMENTS B.V.

                                        By: /s/ G.F.X.M Nieuwenhuizen
                                            ------------------------------------
                                            Name: G.F.X.M Nieuwenhuizen
                                            Title:   Managing Director A

                                        By: /s/ Tara O'Neill
                                            ------------------------------------
                                            Name: Tara O'Neill
                                            Title:   Managing Director A

                                        WP XII INVESTMENTS COOPERATIEF U.A.

                                        By: /s/ G.F.X.M Nieuwenhuizen
                                            ------------------------------------
                                            Name: G.F.X.M Nieuwenhuizen
                                            Title:   Managing Director A

                                        By: /s/ Tara O'Neill
                                            ------------------------------------
                                            Name: Tara O'Neill
                                            Title:   Managing Director A

                                        WARBURG PINCUS (CALLISTO) PRIVATE
                                        EQUITY XII (CAYMAN), L.P.

                                        By: Warburg Pincus (Cayman) XII, L.P.,
                                            its general partner
                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS (EUROPA) PRIVATE
                                        EQUITY XII (CAYMAN), L.P.

                                        By: Warburg Pincus (Cayman) XII, L.P.,
                                            its general partner
                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS (GANYMEDE)
                                        PRIVATE EQUITY XII (CAYMAN), L.P.

                                        By: Warburg Pincus (Cayman) XII, L.P.,
                                            its general partner
                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS PRIVATE EQUITY
                                        XII-B (CAYMAN), L.P.

                                        By: Warburg Pincus (Cayman) XII, L.P.,
                                            its general partner
                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS PRIVATE EQUITY
                                        XII-D (CAYMAN), L.P.

                                        By: Warburg Pincus (Cayman) XII, L.P.,
                                            its general partner
                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS PRIVATE EQUITY
                                        XII-E (CAYMAN), L.P.

                                        By: Warburg Pincus (Cayman) XII, L.P.,
                                            its general partner
                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory

                                        WARBURG PINCUS XII PARTNERS
                                        (CAYMAN), L.P.

                                        By: Warburg Pincus (Cayman) XII, L.P.,
                                            its general partner
                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                        Name: Steven G. Glenn
                                        Title:   Authorized Signatory

                                        WP XII PARTNERS (CAYMAN), L.P.

                                        By: Warburg Pincus (Cayman) XII, L.P.,
                                            its general partner
                                        By: Warburg Pincus (Cayman) XII GP LLC,
                                            its general partner
                                        By: Warburg Pincus Partners II (Cayman),
                                            L.P.,
                                            its sole member
                                        By: Warburg Pincus (Bermuda) Private
                                            Equity GP Ltd.,
                                            its general partner

                                        By: /s/ Steven G. Glenn
                                            ------------------------------------
                                            Name: Steven G. Glenn
                                            Title:   Authorized Signatory